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                                                                   EXHIBIT 10.22

                             MAI AMENDMENT NO.THREE

                  This Amendment No. Three (the "Amendment No. Three") is dated as of January 13, 2003, by and among MAI Systems Corporation, a Delaware corporation ("MAI") and CPI Securities LP, a California limited partnership, The Value Realization Fund, L.P., a Delaware limited partnership, The Value Realization Fund, L.P., a Cayman Islands corporation and GRS Partners II (collectively, "Canyon").

                                    RECITALS

         A. WHEREAS, MAI is as of this date obligated to Canyon for unpaid principal and interest under that certain Note Purchase Agreement, dated as of March 3, 1997 (as amended (i) by the Forbearance Agreement dated October 28, 1999, (ii) by Amendment No. One dated as of February 14, 2000, (iii) by Amendment No. Two dated April 13, 2000, (iv) the MAI Supplement dated September 2000, and (v) an MAI Supplement and Amendment dated January 31, 2001 (collectively, the "Canyon Loan Agreement"), among MAI and Canyon. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Canyon Loan Agreement; and

         B. WHEREAS, MAI has presented to Canyon for its approval the terms of that certain Amendment Number Eight to Loan and Security Agreement between MAI, Coast Business Credit ("Coast"), which amendment is attached hereto as Exhibit A (the "Coast Amendment") and a certain term sheet respecting CSA Private Limited ("CSA"), which term sheet is attached hereto as Exhibit B (the "CSA Note Modification") and

         C. WHEREAS, MAI has requested that Canyon also agree to an extension of the maturity date of the Notes and other modifications to the terms of the Notes, which Canyon has agreed to subject to MAI's performance under this Amendment No. Three; and

         D. WHEREAS, MAI and Canyon wish to enter into this Amendment No. Three to confirm the unpaid principal and interest currently owed to Canyon by MAI and to confirm the terms of the aforesaid modifications to the Notes and Canyon's consent to MAI's execution of the Coast and CSA Note Modifications.

                  NOW THEREFORE, the parties agree as follows:

                                    AGREEMENT

         1. PRINCIPAL BALANCE AND AGREEMENT TO INCREASE PAYMENTS. MAI acknowledges that as of December 31, 2002, it is obligated to Canyon in the amount of $5,662,437. As of December 31, 2002, Canyon acknowledges that there is no accrued interest due from MAI not reflected in the foregoing amount. MAI confirms to Canyon that upon the repayment in full of Coast, Canyon shall succeed to a first priority secured position in the Collateral covered by the Security Agreement.

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         2.       MODIFIED TERMS. The parties agree to the following additional modified terms relating to the Canyon Loan Agreement: (i) Canyon consents to MAI's execution of the Coast Amendment and CSA Note Modifications containing the terms set forth on Exhibits A and B hereto; (ii) the Notes shall require monthly payments of Fifty-Two Thousand Dollars ($52,000) until the later of (a) the date the Coast debt is paid off in full or (b) February 28, 2005 (the "Pay Date"). In addition, MAI shall pay to Canyon the maximum amount permitted to be paid to Canyon pursuant to Article I, Section 2 of the Amendment Number One to Intercreditor and Subordination Agreement of January 13, 2003.

                  On the Pay Date, the Notes shall be converted to three-year amortizing loan paying equal monthly payments of principal and interest at 11% per annum, until February 28, 2008, at which time any and all principal and accrued interest then outstanding shall be due an payable, and from and after the Pay Date, MAI shall pay to Canyon on a quarterly basis, fifty percent (50%) of all quarterly amounts greater than $125,000 of an EBITDA-based formula calculated as follows:

                  ACTUAL EBITDA LESS EACH OF THE FOLLOWING WITHOUT DUPLICATION:
                  (1) PRINCIPAL AND INTEREST PAYMENTS ON ALL DEBT PERMITTED UNDER THE CANYON LOAN AGREEMENT, (2) NON-FINANCED CAPITAL EXPENDITURES PAID IN CASH NOT TO EXCEED $182,000 IN YEAR ONE, $325,000 IN YEAR TWO, $379,000 IN YEAR THREE, $438,000 IN YEAR FOUR, $459,000 IN YEAR FIVE AND $504,000 IN YEAR SIX, IF APPLICABLE, OF THIS AMENDMENT AND (3) CASH ACTUALLY PAID FOR ALL TAXES.

                  IN ALL EVENTS, THE NOTES SHALL BE FULLY DUE AND PAYABLE ON FEBRUARY 28, 2008.

         3. ISSUANCE OF MAI COMMON STOCK. MAI shall issue 200,000 Shares of its Common Stock to Canyon in the amounts set forth on the signature page hereof, subject to a private placement legend in customary form.

         4. ISSUANCE OF MAI WARRANTS. MAI shall issue Warrants at $0.40 per share for 1,000,000 shares of its Common Stock to Canyon, subject to a private placement legend in customary form, pursuant to a Warrant Agreement attached hereto as Exhibit C in the amounts set forth on the signature page hereof. The Warrant Shares and the 200,000 Shares above shall receive the benefit of the Registration Rights Agreement attached hereto as Exhibit D in favor of Canyon.

         5. NO ADDITIONAL DEBT, AMENDMENTS. MAI may not incur any additional indebtedness without the consent of Canyon, except for capital lease obligations not in excess of $150,000 in the aggregate per year. MAI covenants not to further amend the Coast Loan Agreement nor the CSA agreements without the consent of Canyon, and MAI may not extend (or allow Coast to extend) the term of the Coast loan agreement for more than one year (to February 28, 2006) without Canyon's written consent. MAI shall timely exercise its right to cancel the automatic extension of Section 9.1 of the Coast Loan Agreement.

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         6.       FAILURE TO PAY. Failure to pay any amounts set forth above shall be an "Event of Default" under the Canyon Loan, with such 'cure' periods as provided for in the Canyon Loan Agreement.

         7. AGREEMENT TO EXECUTE RELATED DOCUMENTATION. MAI agrees to cause CSA to execute any appropriate amendments requested by Canyon in respect to this Amendment No. Three to that certain Subordination Agreement and Rider among Canyon and CSA. MAI agrees that no payments of interest in excess of the amount set forth on Exhibit B, or principal of any amount, may be made to CSA until all obligations owed to Canyon have been paid in full.

         8. REPRESENTATIONS AND WARRANTIES. MAI hereby represents and warrants to Canyon that, as of the date of this Amendment No. Three:

                  8.1 All of MAI's representations and warranties contained in this Amendment No. Three, and the Canyon Loan Agreement are true and correct on and as of the date hereof, as if then made (other than representations and warranties which expressly related to an earlier date); No Default or Event of Default (as such terms are defined in the Canyon Loan Agreement) has occurred or is continuing, except for the Coast covenant default and the CSA financial default as previously disclosed.

                  8.2 The execution and delivery of this Amendment No. Three by MAI and the performance of the transactions contemplated hereby (a) are within MAI's corporate power, (b) have been duly authorized by all necessary or proper corporate and shareholder action,
         (c) when duly executed and delivered by MAI, shall constitute the legal, valid and binding obligation of MAI enforceable against MAI in accordance with its terms, and (d) have been consented to by Coast.

                  8.3 If any of the foregoing representations is untrue or incorrect in any material respect, such untruthfulness or inaccuracy shall constitute an Event of Default under the Canyon Loan Agreement.

         9. EFFECTIVE DATE. This Amendment shall be effective and the effectiveness of this Amendment is expressly conditioned upon the receipt by Canyon of: (a) a copy of this Amendment duly executed by MAI; (b) a copy of that certain Amendment Number One to Intercreditor and Subordination Agreement, of even date herewith, duly executed by MAI and Coast; (c) payment for all expenses, fully earned and payable on the date hereof, incurred by Canyon in connection with making the amendments contained herein; and (d) delivery to Canyon of the Warrants and Shares and the two associated agreements referred to in Paragraphs 3 and 4.

         10. LIMITATION. This Amendment No. Three shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any term of the Canyon Loan Agreement other than the provisions thereof which are specifically and explicitly amended hereby, (ii) constitute an amendment or waiver of any term or condition of the Canyon Loan Agreement, the Notes or the Security Agreement, (iii) prejudice any right or rights which Canyon may now have or may have in the future under or in connection with the Canyon Loan Agreement the Notes or the Security Agreement,
(iv) require Canyon to agree to a similar

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transaction on a future occasion or (v) create any rights herein to another person, entity or other beneficiary or otherwise, except to the extent specifically provided herein.

         11.      RELEASE.

                  11.1 MAI acknowledges that Canyon would not enter into this Amendment No. Three without MAI's assurance that MAI has no claim against any of Canyon, their parents companies, subsidiaries, affiliates, officers, directors, shareholders, employees, attorneys, agents, professionals and servants, or any of their respective predecessors, successors, heirs and assigns (collectively, the "Canyon Parties" and each, a "Canyon Party"). MAI, for itself and on behalf of its officers and directors, and its respective predecessors, successors and assigns (collectively, the "Releasors") releases each Canyon Party from any known or unknown claims which MAI now has against any Canyon Party of any nature, including any claims that any Releasor, or any Releasor's successors, counsel and advisors may in the future discover they would have had now if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan Documents or the transactions contemplated thereby. MAI, FOR ITSELF AND ON BEHALF OF EACH RELEASOR, WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH STATE:

                           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

                  11.2 The provisions, waivers and releases set forth in this section are binding upon each Releasor. The provisions, waivers and releases of this section shall inure to the benefit of each Canyon Party.

                  11.3 The provisions of this section shall survive payment in full of the Obligations, full performance of all of the terms of this Amendment No. Three, the Canyon Loan Agreement, the Notes, and the Security Agreement and/or any action by Canyon to exercise any remedy available under such documents, applicable law or otherwise.

                  11.4 MAI warrants and represents that it is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and MAI has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. MAI shall indemnify and hold harmless each Canyon Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

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         12.      MISCELLANEOUS. The headings herein are for convenience of
reference only and shall not alter or otherwise affect the meaning hereof. No amendment, modification, termination or waiver of any provision of this Amendment No. Three, or any consent to any departure by MAI therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the Canyon Parties. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         13. SOLE BENEFIT OF PARTIES. This Amendment No. 3 is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person or entity shall have any right, benefit or interest under or because of the existence of this Amendment No. Three.

         14. RULE 144 COVENANT. MAI shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Securities Exchange Act of 1934. If MAI is not required to file reports pursuant to the Exchange Act, upon the request of Canyon, MAI shall make publicly available the information specified in Rule 144 of the Securities Act of 1933, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of MAI, to enable Canyon to transfer their Common Stock Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

         15. FURTHER ASSURANCES. MAI and Canyon shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out the provisions of this Amendment No. Three and the Security Agreement.

         16. CONSENT BY COAST. MAI represents that pursuant to the Subordination and Intercreditor Agreement among Canyon, Coast and other parties, Coast has consented to this Amendment No. Three.

         17. COUNTERPARTS. This Amendment No. Three may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         18. GOVERNING LAW. THIS AGREEMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         19. OTHER CHANGES. Other than as expressly set forth herein, all provisions of the Canyon Loan Agreement shall remain in full force and effect.

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                  IN WITNESS HEREOF, the parties have executed this Amendment
No. Three as of the date first written above.

CPI SECURITIES LP,                    CANYON VALUE REALIZATION
a California limited partnership,     FUND, L.P.,
                                      A DELAWARE LIMITED PARTNERSHIP

By:  Canpartners Incorporated,
     a California corporation,        By:  Canpartners Investments III, L.P.,
     its general partner                   a California limited partnership,
                                           its general partner

                                      By:  Canyon Capital Advisors LLC,
By:  _______________________               a Delaware limited liability company,
     Name:                                 its general partner
     Title:
                                      By:  ___________________________
10,000 Shares                              Name:
50,000 Warrants                            Its Managing Director

                                      90,000 Shares
                                      450,000 Warrants

THE CANYON VALUE REALIZATION          GRS PARTNERS II
FUND (CAYMAN), LTD.

By:  MeesPierson (Cayman) Limited,
     its Administrator
                                      By:  ___________________________
                                           Name:
By:  _______________________               Title:
     Name:
     Title:                           10,000 Shares
                                      50,000 Warrants

90,000 Shares
450,000 Warrants

MAI SYSTEMS CORPORATION,
A DELAWARE CORPORATION

By:  _______________________
     Name:
     Title:

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                                    EXHIBIT A
                              COAST LOAN AMENDMENT

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                                    EXHIBIT B
                                 CSA TERM SHEET

The proposed amendment to the terms of the December 1, 2001 secured Subordinated Note due 2003, as amended ("Note") are as follows:

         1.       Agree to amend the 10% Subordinated Note to terms as follows:

                  a.       Extend maturity date to February 28, 2011

                  b. The amended loan with CSA shall accrue interest at 10% and require monthly interest only payments not to exceed $17,500 until the Coast and Canyon debt is paid off in full, at which time the CSA loan shall be converted to three-year amortizing loan paying equal monthly payments of principal over the remaining term of the amended loan.

         2. The parties shall be responsible for their own attorney fees and any other costs associated in any way with the negotiation and execution of this Amendment.

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                                    EXHIBIT C
                                WARRANT AGREEMENT

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                                    EXHIBIT D
                          REGISTRATION RIGHTS AGREEMENT

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